APPLIED BIOSCIENCES

Corporate Overview

October 2019

APPLIED BIOSCIENCES

Forward Looking Statements

Statements in this presentation may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in Applied Bio Corp.'s filings with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to: (i) our ability to integrate our operating partners, as well as vitamin and dietary supplement lines, into the Company's operations, (ii) product demand, market, and customer acceptance of the Company's products, (iii) the Company's ability to obtain financing to expand our operations, (iv) the Company's ability to attract qualified sales representatives, (v) competition, pricing and development difficulties, (vi) the Company's ability to conduct the business of Applied BioSciences, the contemplated businesses of any subsidiaries, if there are changes in laws, regulations, or government policies related to cannabis, (vii) the Company's ability to conduct operations if disease, insects, or mites affect our partner's produce, herbs, and floral products, and (viii) general industry and market conditions and growth rates and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. Information on Applied BioSciences Corp.'s website does not constitute a part of this presentation.

The information provided in this presentation is not intended to and shall not be construed as an offer to sell or a solicitation of an offer to buy any securities of Applied BioSciences Corp. Offers to purchase our securities in a financing transaction, if and when made, will be made solely to a limited number of accredited investors in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended.

Corporate Overview

Focused on the development of science-driven biopharmaceuticals and the production of high-quality health & wellness products that target the endocannabinoid system

Biopharmaceuticals:
Developing a pipeline of well vetted endocannabinoid system-targeted drug candidates in high-value indications

Nutraceuticals:
Functional bioceuticals enhancing and rebalancing the endocannabinoid system-mediated homeostasis

CBD Products:
Multiple brands offering high quality health & wellness CBD products that conform to the highest regulatory standards

Diversified Corporate Structure



APPLIED BIOSCIENCES
CBD Products
CBD
Nutraceuticals
APPLIED BIOPHARMA
Applied Products
Applied Subsidiary

APPLIED BIOSCIENCES

Leadership Team

Scott Stevens
Founder & Chairman of the Board

Entrepreneur, investor and operator with over 20 years of experience in the investment management and investment banking business

Raymond W Urbanski M.D., Ph.D.
Chief Executive Officer & Director

Well-established industry leading expert and motivational executive with over 20 years of experience in the pharmaceutical and biotech sectors including all phases of R&D, clinical development and medical affairs as well as pharmaceutical industry expertise across oncology, cardiology, endocrinology, and immunology

Martin Schroeder
President, Biopharmaceuticals

Over 25 years of successful experience in general management, technical R&D management, marketing, corporate finance and business development. Founder of numerous highly valued companies and start-ups

JJ Southard
President, Applied Products

An industry-leading expert and advocate with an active role in the education and cultivation of the cannabinoid industry; extensive experience in the development of cannabinoid products focused on the areas of medicinal use, nutraceuticals, and health & wellness for both branded and retail products

Jason Zitzer
Chief Executive Officer, Trace Analytics

Successful entrepreneur with 18 years of experience in the molecular biology and medical device industries, well-experienced collaborator with industry leaders to establish a cutting-edge process for quality control analysis of agricultural products

David Cardino
Vice President, Finance

Financial and operational leader with over 15 years of experience in the pharmaceutical and biotech industries

Pfizer AstraZeneca Mylan Merrill Lynch Aventis

APPLIED BIOPHARMA

Science-Driven Synthetic Therapeutics Targeting the Endocannabinoid System

Applied BioPharma Overview

Leveraging an Industry-Leading Pipeline of Endocannabinoid System-Targeted Drug Candidates

Optimization of lead scaffolds guided by advanced computational methods resulting in numerous risk-reduced drug candidates

Lead CB2 Agonist

Mitigating the deleterious effects of ischemic-reperfusion injury

Lead CB2 Inverse Agonist

Effective in limiting or reversing damage due to neuroinflammation

Expect to advance preclinical program into Phase 1 study in early 2020

APPLIED BIOSCIENCES

The Endocannabinoid System (ECS)

Major Homeostatic System in the Body



Made up of two primary G-protein coupled receptors

CB_1
CB_2

Modulates activity of numerous systems in the body

Central Nervous System (CNS)



ECS Actions	▲ Appetite	▲ Craving for palatable food	Effect immune cell function
CB_1 Receptor	▼ Appetite	▼ Reward value of food	
	▼ Body weight	▼ Abdominal obesity (WC)	

Peripheral (Rest of Body)



Adipose Tissue
Liver
GI Tract

ECS Actions	▲ Lipogenesis	▲ Insulin resistance	▼ Intestinal motility
	▲ Adipocyte size	▲ Dyslipidemia	▼ Gastric emptying
	▼ Adiponectin		▼ Satiety
CB_1 Receptor	▼ Lipogenesis	▼ Triglycerides	▲ Satiety
	▲ Adiponectin	▼ Small LDL particles	
		▲ HDL cholesterol	
CB_2 Receptor	▼ Pain signaling	▼ Liver inflammation	▼ Intestinal inflammation

Davis, S. and Perkins, J., Endocrine Practice 2007;13(7):790-804

ECS-Targeting Drug Discovery Platform

Leveraging novel therapeutic approaches to regulate the pathophysiologic reactions and homeostatic imbalances which underlie the initiation, progression, and exacerbation of disorders such as ocular injury, traumatic brain injury, acute and chronic kidney disease, as well as chronic lung inflammation such as COPD

CB_1 CB_2

Selective CB1 and CB2 agonist, inverse agonist and antagonists utilizing multiple scaffolds and state-of-the-art medicinal chemistry across several academic centers and institutions

Functional group modifications will be guided using the data from preliminary molecular modeling studies. New compounds will be evaluated *in vitro* for functional activity, metabolic stability, and relevant physiologic activity in target tissues. Compounds from each structural class will be selected to progress into pre-clinical testing *in vivo*

APPLIED BIOSCIENCES

Building a Leading ECS-Targeting Pipeline – Advanced Discussions Underway to Fuel Pipeline

Working with **world-renowned academic centers and organizations**

Bringing additional **ECS-targeting assets**

Metabolic Diseases | Inflammatory Lung Diseases | Chemo-Induced Peripheral Neuropathy

Program	Therapeutic Area	Discovery	Early Preclinical	Late Preclinical	Phase 1	Phase 2	Phase 3	Potential Catalyst
ABP-1901	TBI; OI; Pulmonary Inflammation							File IND in 12-18 months
ABP-1902	Ischemic Reperfusion Injury							File IND in 12-18 months
Project 1	Metabolic Disease							Enter Phase 1 mid- to late 2020
Project 2	Peripheral Neuropathy							File IND in 12-18 months

ABP-1901: Lead CB2 Inverse Agonist

Lead Program in Development for Treatment of Mild Traumatic Brain Injury

Traumatic Brain Injury (mTBI)



- 2.5 million US[1]; 69M WW[3] annually
- Represents ~80% of TBI in the US[1]
- ~5.3M victims of TBI in the US live with a permanent disability

Targeting the ECS

- Cannabinoids shown to decrease neuroinflammation and limit the effects of neurotoxins
  - Decrease injury to brain cells
  - Increase blood flow
  - Decrease brain edema
  - Improve metabolic activity
- Microglia phenotype thought to be an important determinant of clinical outcome

ABP-1901

- Preclinical program with potential to address mTBI
- Expect to file IND in 12-18 months

1. T. R. Frieden, D.H., G. Baldwin, *Report to Congress on Traumatic Brain Injury in the United States: Epidemiology and Rehabilitation*. 2015, CDC 2. Coronado, V.G., et al., *Trends in traumatic brain injury in the U.S. and the public health response: 1995-2009*. J Safety Res, 2012. 43(4): p. 299-307. 3. Dewan, M.C., et al., *Estimating the global incidence of traumatic brain injury*. J Neurosurg, 2018: p. 1-18

ABP-1901: Preclinical Study Results

Extensively Studied in Animal Models of mTBI and Ocular Injury[1-5]

Axon Bulbs in Optic Nerve following TBI



A
Sham-Veh
ROT
B
Blast-Veh
ROT
C
Blast-SMM
ROT
D
Blast-Veh
LOT
50 µm
E
Right Optic Tract
Blast-Veh
Sham-Veh
F
Right Optic Tract
Sham-Veh
Blast-SMM

- Significantly reversed deficits in motor function, visual acuity, emotional state and electrophysiologic abnormalities
- Reduced inflammatory markers
- Biases activated microglia to a protective M2 phenotype: microglia are the resident sentinels within the CNS, responsible for detecting altered neuronal function, injury, infection, and inflammation
  - Pro-phagocytic and promote recovery and debris clearance
- Recent published data demonstrated that it ameliorates the visual defects and visual system pathology after mTBI[2]

1. Bu, W., et al., Front Neurosci, 2016. 10: p. 418; 2. Bailey, N.H., Del Mar, N.A., Ragsdale, T., Li, C., Moore, B.M., Honig, M.G., and Reiner, A., Experimental Eye Research, 2016. 153: p. 105-125; 3. Liu, Y., et al., eNeuro, 2017. 4(5); 4. Presley, C., et al., Pharmacol Res Perspect. 2015. 3(4): p. e00156; 5. Reiner, A. et al., Int J Mol Sci, 2014. 16(1): p. 758-87.

ABP-1902: CB2 Agonist

Lead Program in Development for Treatment of Acute Kidney Injury

Acute Kidney Injury (AKI)

- Over 2M deaths worldwide annually
- Pathophysiology is multi-mechanistic (hemodynamic and immunologic)
- Lack of adequate therapeutic approaches
- Important risk factor in the progression of chronic kidney disease (CKD)

Targeting the ECS

- ECS plays a predominant role controlling renal hemodynamics
- CB2 stimulation has been shown to mediate anti-inflammatory actions

ABP-1902

- Preclinical program with potential to address AKI
- Expect to file IND 12 – 18 months

ABP-1902: AKI Ischemia/Reperfusion Model

Promising Preclinical Results Demonstrating Reduction in Kidney Damage


Increased steady-state levels of CB2 receptor mRNA levels
Fold change between contralateral and injured kidney
4
3
2
1
*
5
5
5
24 h
72 h
168 h

ABP-1902

- Reduces tubular epithelial damage after renal ischemia-reperfusion injury[1]
  - Marked protection of the renal tubular epithelial cells in the outer medulla
  - Associated with increased cortical reperfusion
- CB2 inverse agonist worsened tubular damage in this model

[1] J Pharmacol Exp Ther 364:287-299; Feb 2018

Scientific Advisory Board

Judith Korner M.D., Ph.D.
New York Presbyterian/ Columbia University Medical Center

Associate Professor in the Department of Medicine and Division of Endocrinology and Metabolism at New York Presbyterian/ Columbia University Medical Center. Dr. Korner received her medical degree at the College of Physicians and Surgeons of Columbia University where she also obtained her Ph.D. in Biochemistry and Molecular Biophysics in the laboratory of Dr. Richard Axel. She completed her internship and residency in Internal Medicine, served as Chief Medical Resident, and completed her fellowship in Diabetes, Endocrinology and Metabolism at Columbia University Medical Center.

Martin Schroeder
Emmes Group

Over 25 years of successful experience in general management, technical R&D management, marketing, corporate finance and business development

Raymond W Urbanski M.D., Ph.D.
Chief Executive Officer & Director, Applied

Well-established industry leading expert and motivational executive with over 20 years of experience in the pharmaceutical and biotech sectors including all phases of R&D, clinical development and medical affairs as well as pharmaceutical industry expertise across oncology, cardiology, endocrinology, and immunology

Patricia Reggio Ph.D.
UNC Greensboro

Dr. Patricia Reggio holds the Marir Foscue Rourk Professorship at UNC Greensboro. She received her Ph.D. in Physical Chemistry from the University of New Orleans in 1986. She has been an active researcher in the Cannabinoid field since 1985, with research support from the National Institute on Drug Abuse. In 2010, Dr. Reggio was awarded the Mechoulam Award for Outstanding Contributions to the Cannabinoid Field by the International Cannabinoid Research Society.

James Mule Ph.D.
Moffitt Cancer Center

Associate Center Director, the U.S. Senator Connie Mack (ret.) & Family Endowed Chair for Melanoma Research and Treatment, and Director of Cell-based Therapies at the Moffitt Cancer Center, Tampa, Florida. He is recognized for his research and clinical trial contributions to cancer immunotherapy, particularly in melanoma. His translational work in this area has helped to develop new treatments for advanced cancer patients. He has published nearly 200 articles. Dr. Mulé serves on Advisory Boards of numerous biotechnology and pharma companies as well as investment funds (e.g., OncoPep, Fulgent Diagnostics, UbiVac, Lion Biotech, Orpheus Therapeutics, Vault Pharma, Celgene, Select BioVenture Partners, Noble Life Science Partners, KB Capital Management, among others). Dr. Mulé remains a long-standing special government employee to the FDA (CDER and CBER) and the NCI.

Columbia University Medical Center | FDA | Celgene | UNC Greensboro | Moffitt Cancer Center | The University of New Orleans | Iovance Biotherapeutics

Applied Products: CBD Therapies

Applied Products: CBD Product Overview

APPLIED BIOSCIENCES

Utilize the Applied quality difference	At the forefront of Health and Wellness	Wide range of delivery methods	Address ailments in multiple populations	Full line of pet remedies
		Creams, Tinctures, Gummies, Vapes, Capsules	REMEDI, CHAMP ORGANICS	Conducting research to support our products safety

CBD Market Potential


7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
$Bn
2018
2019E
2020E
2025E
Nutraceuticals
Topicals
Beverages
Food
Beauty
Vapor

- $16bn Total Market Potential by 2025 with 35% CAGR
- Current products on the market and are not high quality or are not what they say they are

Source: Cowen's Collective View of CBD, February 25, 2019

The 'Applied' Quality Difference

Utilizes the most proven and effective production methods

CO_2 Extraction and winterization process allows for the proper retention of cannabinoids and terpenes vs a distillate

THC Free products are CBD Isolate infused, leaving behind pure pharmaceutical grade CBD only

Utilize specific components in our CBD Isolate products to increase bioavailability along with use specialized nano-particulization to create pure nano-molecule

- Utilized in our CHAMP line of products

CBD Brands & Distributed Products

Consumer	Animal Health	Women's Health	Sports Medicine
REMEDI	herbalpet	NAMAH	CHAMP ORGANICS
MTN CBD	EquineCare		GRIDIRON BioNutrients
CanaGel Hemp Oil Gel Melts	pondtech		

CBD Products: Consumer

REMEDI CBD



Creams



Gummies



Capsules



Tinctures



Vapes

herbalpet


herbalpet


herbalpet
USA
CALMING


herbalpet
USA
MOBILITY

CBD Products: Sports Medicine - Launch of New Product Line

CHAMP ORGANICS


SPRING WATER
SOFT GELS
TOPICAL CREAM

Trace Analytics

APPLIED BIOSCIENCES

CBD Testing & Analytics

Scalable analytics cannabis/cannabinoid laboratory poised to meet the demands for mandated regulatory cannabis/cannabinoid testing

B2B	State & Local Government	Strategic Exit
Growers, Cooperatives, Manufacturing, Distributors, Retailers, End Users Performing Regulatory, Process & Cultivation Science	Compliance, Secret Shopper Programs, State Re-Tests and Regulatory Affairs	Late-Stage Discussions Underway

Corporate Overview

APPLIED BIOSCIENCES

Corporate Strategy

Applied BioPharma

Applied BioPharma

- Build out BioPharma group through key hires, advisors and strategic partnerships
- Put into place requisite internal infrastructure to support running multiple programs simultaneously
- In-license well vetted, science-driven assets addressing diverse indications across multiple populations
- Focus asset development on later-phase partnering opportunities

Applied Products

- Maximize top-line revenue through selective investments in product lines and marketing campaigns (increase share-of-voice)
- Continually reevaluate the endocannabinoid Health & Wellness environment for opportunities
- Develop and implement nutraceutical strategy

Financials

- Complete divestment of analytics division: non-dilutive capital
- Engage firms/banks to secure adequate financing through 2020; adequate capital to run 3-4 IND-enabling and early development programs in parallel
- Deliver on key milestones and secure necessary funding to propel company to next phase of growth

Capitalization Table – June 30, 2019

Common Stock Outstanding	**13,447,113**
Directors and Officers	3,672,124
Beneficial Owners	3,055,000
All Other Shareholders	6,719,989
Shares to be Issued	**2,358,805**
Equity Incentive Plan[1]	2,000,000
Common Shares[2]	358,805
Fully Diluted Shares Outstanding	**15,805,918**

[1]Reflects maximum shares which may be issued under the Company's Plan

[2]Includes shares to be issued for services and financings

- The Company currently has 200,000,000 common shares and 5,000,000 preferred shares authorized
- There are no preferred shares outstanding

APPLIED BIOSCIENCES

Near-Term Milestones Expected to Drive Value

Q3 2019

Corporate
- ✓ Bolster Board of Directors
- ✓ Launch robust IR Strategy

CBD Products
- ✓ Market expansion and drive increase in revenues

APPLIED BIOPHARMA
- ✓ Establish SAB for Applied BioPharma
- ✓ Robust BD effort to identify and in-license endocannabinoid drug candidates

Q4 2019

CBD Products
- Market expansion and drive increase in revenues
- Evaluate other potential revenue streams

Trace Analytics
- Close "exit" transaction Q4 2019

APPLIED BIOPHARMA
- Finalize at least one licensing agreement
- Continued BD effort to identify and in-license endocannabinoid drug candidates

Compelling Investment Opportunity

Management

- A track record of success in the biotech and large pharma space across multiple functions
- Extensive experience building successful companies and organizations
- Extensive experience in all phases of drug development – know what to do and how to do it expeditiously and economically

Assets

- Well vetted with high probability of success
- Address large populations with tremendous commercial opportunity: development programs focused on potential partners needs

Finance

- Clean balance sheet; no warrants, minimal convertible dept
- Opportunity for material amount of non-dilutive capital to drive to early key milestones

APPLIED BIOSCIENCES

Corporate Overview